SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                January 31, 2005

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                             MONTEREY BAY TECH, INC.
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             (Exact name of registrant as specified in its charter)


            NEVADA                    000-28099                 86-0866757
  ----------------------------    ----------------           -------------------
  (State or other jurisdiction       (Commission              (IRS Employer
        of incorporation)            File Number)            Identification No.)


                               245 WESTRIDGE DRIVE
                          WATSONVILLE, CALIFORNIA 95076
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (831) 761-6200


                         ALADDIN SYSTEMS HOLDINGS, INC.
           ----------------------------------------------------------
                            Registrant's Former Name

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective January 31, 2005, the Board of Directors of the Company approved the engagement of Stonefield Josephson as its independent auditors for the fiscal year ended December 31, 2004 and the dismissal of Grant Thornton LLP ("Grant Thornton"). The Company did not consult with Stonefield Josephson on any matters prior to their retention regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements.

Grant Thornton audited the Company's financial statements for fiscal years ended December 31, 2003 and 2002. Grant Thornton's reports on our financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Company's two most recently completed fiscal years through January 31, 2005, the date of dismissal of Grant Thornton as the Company's independent accountant, there have been no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Grant Thornton would have caused them to make reference thereto in their report on the financial statements for such years. There were no events otherwise reportable under Item 304(a)(1)(iv) of Regulation S-B.

The Company has requested that Grant Thornton furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated January 31, 2005, is filed as Exhibit 16 to this Form 8-K.


ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS

(c)          Exhibits

Exhibit 16.1 -- Letter dated January 31, 2005 from Grant Thornton to the
                Securities and Exchange Commission.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Monterey Bay Tech, Inc.
                                          ---------------------------------
                                          (Registrant)


Date: January 31, 2005                    /s/ Jonathan Kahn
                                          --------------------------------------
                                          Jonathan Kahn, Chief Executive Officer

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                                 EXHIBIT INDEX


Exhibit No                                Description
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16                        Letter of Grant Thornton LLP dated January 31, 2005